UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2006

333-63768

(Commission File Number)

MERISTAR HOSPITALITY	MERISTAR HOSPITALITY
OPERATING PARTNERSHIP, L.P.	FINANCE CORP
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

75-2648837	52-2321015
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

MERISTAR HOSPITALITY	MERISTAR HOSPITALITY
FINANCE CORP II	FINANCE CORP III
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

73-1658708	46-0467463
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

DELAWARE

(State or other jurisdiction of incorporation)

6430 ROCKLEDGE DRIVE, SUITE 200

BETHESDA, MARYLAND 20817

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 581-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 7, 2006, MeriStar Hospitality Corporation (the “Company”) issued a press release announcing its results for the fourth quarter ended December 31, 2005. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item. The supplemental earnings release financial information made available on the Company’s website in conjunction with the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this item. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1	Press release of MeriStar Hospitality Corporation dated February 7, 2006.

99.2	Supplemental earnings release financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P. MERISTAR HOSPITALITY FINANCE CORP. MERISTAR HOSPITALITY FINANCE CORP. II MERISTAR HOSPITALITY FINANCE CORP. III

BY:	MERISTAR HOSPITALITY CORPORATION, ITS GENERAL PARTNER

/s/ Jerome J. Kraisinger
BY:	Jerome J. Kraisinger
Executive Vice President, Secretary and General Counsel

Date: February 7, 2006